===================================================================

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) June 22, 2000
                                                      -------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


     1083 Sain Street, P.O. Box 1408, Fayetteville, Arkansas 72702-1408
        (Address of principal executive offices, including zip code)


                             (501) 521-1141
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

===================================================================

Item 5.

Other Events
------------

     Reference is made to the press release issued June 22, 2000, filed herewith as Exhibit 1.



Item 7.(c)

Exhibits                                                           Reference
--------                                                           ---------

     (1)  Press release dated June 22, 2000                          p. 3-4











                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SOUTHWESTERN ENERGY COMPANY
                                               ---------------------------
                                                        Registrant


DATE:  June 22, 2000                           BY: /s/ GREGORY D. KERLEY
     -----------------                         -------------------------
                                                    Gregory D. Kerley
                                                Executive Vice President
                                               and Chief Financial Officer



                                      -2-